UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2022

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% Notes due 2025	SCCC	NYSE American LLC
6.00% Notes due 2026	SCCD	NYSE American LLC
6.00% Notes due 2027	SCCE	NYSE American LLC
7.125% Notes due 2027	SCCF	NYSE American LLC
7.75% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	SACHPRA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 26, 2022, Sachem Capital Corp. (the “Company”) entered into an employment agreement with John E. Warch, pursuant to which Mr. Warch will be employed as the Company’s Executive Vice President and Chief Financial Officer (the “Agreement”). The Company’s Board of Directors (the “Board”) has also designated Mr. Warch as the Company’s Principal Accounting Officer. A brief description of the material terms of his Agreement is set forth in Item 5.02 below and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) - (c) Effective on August 1, 2022, the Company appointed John E. Warch as the Company’s Executive Vice President and Chief Financial Officer. Mr. Warch is replacing John L. Villano as the Company’s Chief Financial Officer. Mr. Villano will continue in his roles as Chairman of the Board, Chief Executive Officer and President of the Company. There is no existing family relationship between Mr. Warch and any director or executive officer of the Company.

Mr. Warch did not previously have any direct or indirect interest in any transactions with the Company that requires disclosure under Item 404(a) of Regulation S-K.

The following is a brief description of the material terms of the Agreement:

Mr. Warch’s employment will commence on August 1, 2022 and will continue until either party terminates the Agreement. His compensation package includes a “base salary” of $325,000, an annual cash bonus of up to 50% of his base salary and benefits such as health insurance, vacation and expense reimbursement, in accordance with prevailing Company policy. The amount of the cash bonus and the factors to be considered in connection therewith are in the discretion of the Company’s Chief Executive Officer (the “CEO”) and the Compensation Committee (the “Compensation Committee”). He may also receive equity incentive compensation in the discretion of the Compensation Committee. Finally, Mr. Warch will receive a $25,000 signing bonus within fifteen days of the commencement of his employment. As Chief Financial Officer and Executive Vice President, he will have such duties and responsibilities as are customary for such positions and other executive, managerial or administrative duties, functions or responsibilities as are from time to time delegated to him by the CEO, the Board or the Audit Committee.

In the event Mr. Warch’s employment is terminated without “Cause” (as defined in the Agreement), he will be entitled to a severance payment equal to one year’s base salary, except if the termination occurs within the first year of his employment, in which case the severance amount will be three months of his base salary. At the election of the Company, the severance may be paid in equal payments over 12 months following the effective date of the termination and shall be subject to all applicable withholdings and taxes. If he is terminated without cause in connection with a “Sale” (as defined in the Agreement), his severance payment will be equal to 18 months of his base salary. Any termination without cause within six month of a Sale is deemed to be in connection with such Sale. The severance payment is subject to the signing by Mr. Warch of a general release of all claims against the Company in a form and manner satisfactory to the Company, and after the expiration of any revocation rights under that general release, and subject to his compliance with post-termination obligations and any applicable restrictive covenants. The Agreement also includes a covenant not to compete that continues for 12 months after termination unless Mr. Warch is terminated without “Cause,” in which event this covenant will not apply.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

BIOGRAPHICAL INFORMATION

The principal occupation and brief summary of Mr. Warch’s background is as follows:

John E. Warch, age 64, was appointed to serve as the Company’s Executive Vice President and Chief Financial Officer beginning on August 1, 2022. From September 2013 until July 2022, Mr. Warch was the Senior Vice President, Chief Financial Officer of Four Springs Capital Trust, a real estate investment trust focused on acquiring, owning, and managing retail, industrial, medical, and other office properties. Since April 2015, he was also the Treasurer of Four Springs. From August 2012 until September 2013, Mr. Warch was a Senior Consultant at David Landau & Associates, LLC, responsible for, among other things, Sarbanes-Oxley 404 compliance testing of real estate clients. From November 2006 until March 2012, Mr. Warch served as Senior Vice President and Chief Accounting Officer of CapLease, Inc. (previously NYSE: LSE), where he was responsible for all aspects of the financial infrastructure of a publicly-held real estate investment trust, managed financial and SEC reporting and compliance, oversaw Sarbanes-Oxley 404 compliance and coordinated audits and reviews with independent accountants. Mr. Warch is a Certified Public Accountant and earned a B.S. in Accounting and an M.B.A. in Finance from St. John’s University.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1**	Employment Agreement, dated July 26, 2022, by and between John E. Warch and Sachem Capital Corp.

99.1	Press release, dated July 27, 2022.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

** Compensation plan or arrangement for current executive officer.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: July 27, 2022	By:	/s/John L. Villano
John L. Villano, CPA
Chief Executive Officer and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1**	Employment Agreement, dated July 26, 2022, by and between John E. Warch and Sachem Capital Corp.

99.1	Press release, dated July 27, 2022.

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